SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                           PRODEO TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                            PRODEO TECHNOLOGIES, INC.

                             1817 West Fourth Street
                              Tempe, Arizona 85281

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held August 28, 2000

TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of Prodeo Technologies, Inc., a Delaware corporation (the "Company"), will be held on Monday, August 28, 2000 at 9:00 a.m. local time, at the offices of the Company at 1817 West 4th Street, Tempe, Arizona 85281, for the following purposes:

     (1) To elect four directors to serve until the Annual Meeting of Stockholders to be held in the year 2000 or until their respective successors are elected;

     (2) To consider and act upon a proposal to approve an amendment of the Company's by-laws to create two classes of directors to serve on staggered terms;

     (3) To consider and act upon a proposal to ratify the appointment of Deloitte & Touche, L.L.P. as independent auditors of the Company for the fiscal year ending March 31, 2001; and

     (4) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Stockholders of record at the close of business on July 10, 2000 are entitled to vote at the meeting and at any adjournment or postponement thereof. Shares can be voted at the meeting only if the holder is present or represented by proxy. A list of stockholders entitled to vote at the meeting will be open for inspection at the Company's corporate headquarters for any purpose germane to the meeting during ordinary business hours for ten days prior to the meeting.

     A copy of the Company's 2000 Annual Report to Stockholders, which includes certified financial statements, is enclosed. All stockholders are cordially invited to attend the Annual Meeting in person.

                                        By order of the Board of Directors,



                                        Dr. Don M. Jackson, Jr.
                                        Chief Executive Officer and President
Tempe, Arizona
July 31, 2000


IMPORTANT: IT IS IMPORTANT THAT YOUR STOCKHOLDINGS BE REPRESENTED AT THIS MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                            PRODEO TECHNOLOGIES, INC.

             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD AUGUST 28, 2000


                                TABLE OF CONTENTS

SOLICITATION, EXECUTION AND REVOCATION OF PROXIES..............................1

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF................................2
  Security Ownership of Certain Beneficial Owners and Management...............2

PROPOSAL 1: ELECTION OF DIRECTORS..............................................3
  Board Meetings and Committees................................................5
  Compensation of Directors....................................................5
  Certain Legal Proceedings....................................................6

EXECUTIVE COMPENSATION.........................................................6
  Report of the Compensation Committee of the Board of Directors...............6
  Compensation Committee Interlocks and Insider Participation..................8
  Certain Transactions.........................................................8
  Summary Compensation Table...................................................8
  Option/SAR Grants in Last Fiscal Year........................................9
  Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End
    Option/SAR Values..........................................................9
  Employment Contracts, Termination of Employment, and Change-in-Control
    Arrangements...............................................................9

PROPOSAL 2: APPROVAL OF AMENDMENT TO BY-LAWS CREATING TWO CLASSES
STAGGERED BOARD MEMBERSHIPS...................................................10

CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT..................................10

PROPOSAL 3: APPOINTMENT OF INDEPENDENT AUDITORS...............................11

OTHER MATTERS.................................................................11

STOCKHOLDER PROPOSALS.........................................................11

                            PRODEO TECHNOLOGIES, INC.

                             1817 West Fourth Street
                              Tempe, Arizona 85281

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 28, 2000

                SOLICITATION, EXECUTION AND REVOCATION OF PROXIES

     Proxies in the accompanying form are solicited on behalf, and at the direction, of the Board of Directors of Prodeo Technologies, Inc. (the "Company" or "Prodeo") for use at the Annual Meeting of Stockholders to be held on August 28, 2000 at 9:00 a.m. or any adjournment thereof (the "Annual Meeting") at the offices of the Company at 1817 West Fourth Street, Tempe, Arizona 85281. All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the direction on the proxies. If no direction is indicated, the shares will be voted in favor of the proposals to be acted upon at the Annual Meeting. The Board of Directors is not aware of any other matter which may come before the meeting. If any other matters are properly presented at the meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

     When stock is in the name of more than one person, the proxy is valid if signed by any of such persons unless the Company receives written notice to the contrary. If the stockholder is a corporation, the proxy should be signed in the name of such corporation by an executive or other authorized officer. If signed as attorney, executor, administrator, trustee, guardian or in any other representative capacity, the signer's full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished.

     This Proxy Statement and the form of proxy which is enclosed are being mailed to the Company's stockholders commencing on or about July 31, 2000.

     A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company prior to the vote at the Annual Meeting, by written notice of revocation received by the Secretary prior to the vote at the Annual Meeting or by appearing in person at the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates.

     In addition to the use of the mails, proxies may be solicited by personal conversations or by telephone, telex, facsimile or telegram by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred in connection therewith. All expenses incurred in connection with this solicitation will be borne by the Company.

     The mailing address of the principal corporate office of the Company is 1817 West Fourth Street, Tempe, Arizona 85281. A COPY OF THE COMPANY'S FORM 10-K, EXCLUDING EXHIBITS, FOR THE FISCAL YEAR ENDING MARCH 31, 2000 IS BEING FURNISHED WITH THIS PROXY STATEMENT. THE COMPANY WILL PROVIDED COPIES OF THE EXHIBITS TO THE FORM 10-K AT A CHARGE OF $0.15 PER PAGE UPON WRITTEN REQUEST TO:
DAVID BAYS, CHIEF FINANCIAL OFFICER, PRODEO TECHNOLOGIES, INC., AT THE COMPANY'S CORPORATE ADDRESS.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only stockholders of record at the close of business on July 10, 2000 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were issued and outstanding 12,321,146 shares of Common Stock. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock held of record on the Record Date. The presence of a majority of the shares of Common Stock entitled to vote, in person or by proxy, is required to constitute a quorum for the conduct of business at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. The Inspector of Election appointed by the Chairman of the Board of Directors shall determine the shares represented at the meeting and the validity of proxies and ballots and shall count all proxies and ballots. The four nominees for director receiving the highest number of affirmative votes (whether or not a majority) cast by the shares represented at the Annual Meeting and entitled to vote thereon, a quorum being present, shall be elected as directors. The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote is required with respect to the approval of the other proposals set forth herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table and notes thereto sets forth information regarding the beneficial ownership of the Company's common stock at July 10, 2000 with respect to (i) each person known to the Company to own beneficially more than five percent of the outstanding shares of the Company's common stock, (ii) each director of the Company and each director nominee, (iii) each of the named executive officers and (iv) all directors and executive officers of the Company as a group.

                                                          SHARES BENEFICIALLY
                                                              OWNED (1)(2)
                                                       -------------------------
     IDENTITY OF STOCKHOLDER OR GROUP                    NUMBER        PERCENT
     ---------------------------------                 ----------     ----------
     Vince E. Birdwell (3)                              1,030,640          8.09

     Julian W. Gates                                    1,284,113         10.08

     Dr. Don M. Jackson, Jr.                            1,284,113         10.08

     Kevin B. Jackson (4)                               1,027,291          8.07

     Paul D. Jackson (5)                                1,284,113         10.08

     Maurice L. McGill (6)                                 86,500             *

     Parag S. Modi                                      1,284,113         10.08

     Dr. Daniel L. Shunk (7)                               86,500             *

     Howard R. Neff (8)                                    15,000             0

     All directors and executive                        6,253,830         48.99
     officers as a group (9)

----------
* Less than one percent

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares which may be acquired upon exercise of stock options which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionee. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Unless otherwise noted, the mailing address for each of the beneficial owners listed below is c/o Prodeo Technologies, Inc., 1817 West Fourth Street, Tempe, Arizona 85281. All information was obtained from the Company's stock registry as of July 10, 2000.

(3) Mr. Birdwell is an employee of the Company and acts as Secretary of CMP Solutions, Inc.

(4) Mr. Kevin B. Jackson is the President of VSM Corporation. He is also the son of Dr. Don M. Jackson, President, Chief Executive Officer and a director of the Company.

(5) Mr. Paul D. Jackson is the Secretary of Prodeo and son of Dr. Don M. Jackson, President, Chief Executive Officer and a director of the Company.

(6) Includes 62,500 shares Mr. McGill has a right to acquire upon exercise of stock options.

(7) Includes 62,500 shares Dr. Shunk has a right to acquire upon exercise of stock options.

(8) Includes 15,000 shares Mr. Neff has the right to acquire upon exercise of stock options.

(9) Includes 140,000 shares directors have a right to acquire upon exercise of stock options.

                               EXECUTIVE OFFICERS

PAUL JACKSON, 41

     PAUL JACKSON, the son of the Company's Chief Executive Officer, Chairman of the Board, and a director nominee Don Jackson, and the brother of Kevin Jackson, became a Vice President of Prodeo in 1998. Paul Jackson was the Vice President of Global Semiconductor Technologies, L.L.C. from 1996 through 1998. Prior to his employment with Global Semiconductor Technologies, L.L.C., Paul Jackson was the director of IPEC Advanced Technologies, a major CMP supplier. Paul Jackson also has an extensive background in aerospace engineering.

KEVIN B. JACKSON, 39

     KEVIN B. JACKSON, the son of the Company's Chief Executive Officer, Chairman of the Board and a director nominee of Prodeo Don Jackson, and the brother of Paul Jackson, became the President of VSM Corporation and Vice President and Chief Legal Officer of Prodeo on June 7, 1999. Kevin Jackson was a Senior Intellectual Property Attorney for Motorola, Inc. from 1993 to 1999, following an assignment as Operations Manager for Motorola Semiconductor.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     All four directors are to be elected at the Annual Meeting to serve as directors until the Annual Meeting of Stockholders to be held in the year 2000 and until their respective successors are elected. UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES RECEIVED BY THEM FOR THE COMPANY'S
NOMINEES: DON M. JACKSON, JR., MAURICE L. MCGILL, DANIEL L. SHUNK AND HOWARD R. NEFF. Messrs. Jackson, McGill, Shunk and Neff are currently directors of the Company. The four nominees for director receiving the highest number of affirmative votes (whether or not a majority) cast by the shares represented at the Annual Meeting and entitled to vote thereon, a quorum being present, shall be elected as directors. Only affirmative votes are relevant in the election of directors.

     Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such stockholder's intent to make such nomination is given, either by personal delivery at 1817 West Fourth Street, Tempe, Arizona or by United States mail, postage prepaid to Secretary, Prodeo Technologies, Inc., 1817 West Fourth Street, Tempe, Arizona 85281, not later than: (i) with respect to the election to be held at an annual meeting of stockholders, 20 days in advance of such meeting; and (ii) with respect to any election to be held at a special meeting of stockholders for the election of directors, the close of business on the fifteenth (15th) day following the date on which notice of such meeting is first given to stockholders. Each such notice must set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that such stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC if such nominee had been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the corporation if elected. The chairman of a stockholder meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     Pursuant to the Company's Certificate of Incorporation, the Board of Directors is comprised of four directors, each of whom serve one year terms. The Board of Directors may increase the number of directors to a maximum of nine. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

     The names of the nominees for director and certain information about them, are set forth below. The term of each director will expire at the Annual Meeting.

      NOMINEES FOR DIRECTORS WHOSE TERMS WILL EXPIRE AT THE ANNUAL MEETING
              HELD IN THE YEAR 2000 UNLESS PROPOSAL 2 IS APPROVED:

DR. DON M JACKSON, JR. (1) (3), 66 years old                 Director since 1998

     DR. DON M. JACKSON, JR., the father of Kevin Jackson, the Vice President and Chief Legal Administrative Officer of Prodeo, and Paul Jackson, Vice President of Prodeo, is one of the founders of CMP Solutions, Inc. and has served as Chairman of the Board, President, and Chief Executive Officer since the inception of Prodeo Technologies, Inc. operations on July 14, 1998. Don Jackson joined the company after an extensive career in various executive positions in technology companies such as ASM America, Inc., Superwave Technology, Inc., Microelectronic Packaging, Inc., Integrated Process Equipment Corporation, Westech Systems, Inc., Global Semiconductor Technologies, L.L.C., and Motorola. Don Jackson holds a Ph.D. from Arizona State University in Electrical Engineering. Don Jackson presently also is a director and member of the Audit Committees of Flexpoint Sensor Systems, Inc. in Midvale, Utah and M&I Thunderbird Bank in Phoenix, Arizona.

MAURICE L. MCGILL (3), 63 years old                          Director since 1998

     MAURICE L. MCGILL became a Director of Prodeo Technologies, Inc. on August 24, 1998. Mr. McGill is the Chairman of the Compensation Committee. He presently serves as a Director of Bluebonnet Savings Bank and Premium Standard Farms, Inc. Mr. McGill is the President of Wirmac Corp., a financial services provider located in Garland, Texas. Mr. McGill held the positions of Executive V.P., CFO, and Director of IBP, Inc. in Dakota City, Nebraska from which he retired in 1988. Mr. McGill previously served as a Partner and National Director of Services for the meat industry for Touche Ross & Co. in Phoenix, Arizona. He holds an MS in business administration from the University of Missouri.

DR. DANIEL L. SHUNK (1)(2), 52 years old                     Director since 1998

     DR. DANIEL L. SHUNK became a Director of Prodeo Technologies, Inc. on August 24, 1998. Dr. Shunk is an Associate Professor of Engineering at Arizona State University and formerly functioned as its CIM Systems Research Center Director. He previously has held various executive and management positions in GCA Corporation, International Harvester, and Rockwell. Dr. Shunk has received several engineering awards over the years. He received his Ph.D. in Industrial Engineering from Purdue University.

HOWARD R. NEFF (2), 66 years old                             Director since 2000

     HOWARD R. NEFF - has been Chief Executive Officer and Vice-Chairman of the Board of Bluebonnet Savings Bank in Dallas, Texas since 1989. He recently completed a six-year term as a board member of the Federal Home Loan Bank of Dallas where he served as Vice-Chairman. He was previously president and chief executive officer of Scottscom Bank in Scottsdale, Arizona. Mr. Neff was with Touche Ross & Co. for twenty-seven years, where he was a partner and Director of Audit Operations for its Phoenix, Arizona office. His audit experience included partner responsibility for numerous clients in the electronics and high-tech industries. Mr. Neff received a Bachelor of Science Degree in Business Administration from the University of Missouri. He is a Certified Public Accountant.

(1) Member of the Executive Committee with Dr. Jackson as chair.
(2) Member of the Audit Committee with Mr. Neff as chair.
(3) Member of the Compensation Committee with Mr. McGill as chair.

           THE BOARD RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of 12 meetings during the fiscal year ended March 31, 2000. No director attended fewer than 75 percent of the aggregate of all meetings of the Board of Directors and any committee on which such director served during the period of such service.

     The Board presently has an Executive Committee, an Audit Committee and a Compensation Committee. The Executive Committee, which acts on Board matters that arise between meetings of the full Board of Directors, consists of Mr. Don Jackson and Mr. Shunk and met one time during the fiscal year ending March 31, 2000.

     The Audit Committee presently consists of Messrs. Shunk and Neff. The Audit Committee met several times during the fiscal year ending March 31, 2000. Prodeo's Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee Charter is attached as an exhibit to this proxy statement. Pursuant to Rule 4200(a)(15) of the NASD's listing standards, the members of the Audit Committee are independent. The Audit Committee meets independently with representatives of the Company's independent auditors and with representatives of senior management. The Committee reviews the general scope of the Company's annual audit, the fee charged by the independent auditors and other matters relating to internal control systems. In addition, the Audit Committee is responsible for reviewing and monitoring the performance of non-audit services by the Company's auditors. The Committee is also responsible for recommending the engagement or discharge of the Company's independent auditors.

     The Compensation Committee, which consists of Messrs. McGill and Don Jackson, met once during the fiscal year ending March 31, 2000. The Compensation Committee reviews salaries and benefit programs designed for senior management, officers and directors and administers certain stock option grants with a view to ensure that the Company is attracting and retaining highly qualified managers through competitive salary and benefit programs and encouraging extraordinary effort through incentive rewards.

COMPENSATION OF DIRECTORS

     In addition to the recent grant of stock options shown in the table in this section, the Company pays non- employee directors an annual retainer of $36,000, payable in cash or by the issuance of the Company's common stock at the fair market price on the date of issuance.

     Don Jackson does not receive any additional compensation for serving on the Board of Directors.

The following table summarizes options granted to non-employee directors during the fiscal year ended March 31, 2000:

                                                          NUMBER OF      OPTION
NAME                                DATE OF OPTION         SHARES         PRICE
----                                --------------         ------         -----
Maurice L. McGill                  January 25, 2000        50,000        $14.437
Dr. Daniel L. Shunk                January 25, 2000        50,000        $14.437
Howard R. Neff                     February 29, 2000       60,000        $ 8.187

AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the audited financial statements filed with this report with the Company's management. The Audit Committee has met with Deloitte & Touche, L.L.P. and discussed the matters required to be discussed by SAS 61. The independent accountants' independence and the written disclosures is received as required by Independence Standards Board Standard No. 1. Based on its review of and discussions regarding the audited financial statements, the Audit Committee recommended to Prodeo's Board of Directors that the audited financial statements be included in Prodeo's Annual Report on Form 10-K for the fiscal year ending March 31, 2000 for filing with the commission.

CERTAIN LEGAL PROCEEDINGS

     On April 1, 1999, Sitek Incorporated was named as a defendant in a lawsuit involving two separate claims by two plaintiffs; Edmond L. Lonergan and Robert
F. Russo, Jr. v. Sitek, Incorporated, et al., Superior Court for the State of Arizona, County of Maricopa, Case No. CV 99-05785. The first plaintiff, Edmond Lonergan, alleges that he was not paid for consulting services by Global Semiconductor Technologies, Inc., a company controlled by certain shareholders of Sitek Incorporated. Mr. Lonergan also claims that Global Semiconductor Technologies, Inc. and/or the other defendants misappropriated trade secrets in conducting the reverse merger of Dentmart into Sitek. The second plaintiff, Robert Russo, Jr., was a former employee of Global Semiconductor Technologies, Inc. Mr. Russo claims that he was wrongfully terminated. On January 10, 2000, Mr. Russo filed a Stipulation for Dismissal with Prejudice dropping his claims against Sitek et al. On April 26, 2000, Mr. Lonergan filed a motion to amend his complaint alleging securities fraud involving the same set of facts set forth in his original complaint. Sitek has prepared its response opposing the motion on the basis that there are no grounds upon which a valid claim for securities fraud could exist and denying the allegations of the claim. Sitek is continuing to defend itself vigorously. Mr. Lonergan has demanded the value of 1,000,000 shares of Sitek's capital stock and other damages to be proven at trial in his complaint.

     On April 9, 2000, Sitek and Don Jackson, the Company's Chief Executive Officer, were named as defendants in a lawsuit filed in the state of Colorado:
John Botdorf v. SITEK, Inc., et al., District Court, City and County of Denver, State of Colorado, Case No. 00CV1951. Mr. Botdorf alleges that Sitek breached a contract entered into with Mr. Botdorf in July of 1999 for consulting services involving equity funding for Sitek. Additionally, Mr. Botdorf claims that Sitek made false representations and fraudulent non-disclosure with respect to the July 1999 agreement. Sitek currently is preparing its response and intends to defend itself vigorously. Mr. Botdorf is seeking an option to purchase 600,000 shares of Sitek capital stock at $0.25 per share and other damages in an amount to be proven at trial.

                             EXECUTIVE COMPENSATION

     THE FOLLOWING REPORT OF THE  COMPENSATION  COMMITTEE OF THE COMPANY'S BOARD
OF DIRECTORS (THE "COMMITTE") SHALL NOT BE DEEMED SOLICITING MATERIAL OR OTHERWISE DEEMED FILED AND SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY OTHER FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Committee recommends the compensation of the Chief Executive Officer to the Board and reviews and approves the design, administration and effectiveness of compensation programs for other key executive officers, including salary, cash bonus levels and other perquisites including option grants.

COMPENSATION PHILOSOPHY

     The objectives of the Company's executive compensation policies are to attract, retain and reward executive officers who contribute to the Company's success, to align the financial interests of executive officers with the performance of the Company, to strengthen the relationship between executive pay and shareholder value, to motivate executive officers to achieve the Company's business objectives and to reward individual performance. During the fiscal year ending March 31, 2000, the Company used base salary and, to a lesser extent, executive officer cash bonuses to achieve these objectives. In carrying out these objectives, the Committee considers the following:

     (1) THE LEVEL OF COMPENSATION PAID TO EXECUTIVE OFFICERS IN POSITIONS OF COMPANIES SIMILARLY SITUATED IN SIZE AND PRODUCTS. To ensure that pay is competitive, the Committee, from time to time, compares the Company's executive compensation packages with those offered by other companies in the same or similar industries or with other similar attributes. The Company typically surveys publicly available information regarding companies listed on the OTC Bulletin Board which are comparable in size, products or industry with the Company.

     (2) THE INDIVIDUAL PERFORMANCE OF EACH EXECUTIVE OFFICER. Individual performance includes any specific accomplishments of such executive officer, demonstration of job knowledge and skills and teamwork.

     (3) CORPORATE PERFORMANCE. Corporate performance is evaluated both subjectively and objectively. Subjectively, the Compensation Committee discusses and makes its own determination of how the Company performed relative to the opportunities and difficulties encountered during the year and relative to the performance of competitors and business conditions. Objectively, corporate performance is measured by predetermined operating and financial goals.

     (4) THE RESPONSIBILITY AND AUTHORITY OF EACH POSITION RELATIVE TO THE OTHER POSITIONS WITHIN THE COMPANY.

     The Committee does not quantitatively weigh these factors but considers all factors as a whole, using its discretion, best judgment and the experiences of its members, in establishing executive compensation. The application given each of these factors in establishing the components of executive compensation are as follows:

     BASE SALARY. In establishing base salaries, the Committee tends to give greater weight to factors 1, 2 and 4 above. The Company seeks to pay salaries to executive officers that are commensurate with their qualifications, duties and responsibilities and that are competitive in the market. In conducting annual salary reviews, the Committee considers each individual executive officer's achievements during the prior fiscal year in meeting the Company's financial and business objectives, as well as the executive officer's performance of individual responsibilities and the Company's financial position and overall performance. The Committee considers the low, midpoint and upper ranges of base salaries publicly disclosed by companies that Prodeo Technologies, Inc. believes are comparable to it and generally targets base salary to the mid-point of the ranges.

     PERFORMANCE BONUSES. In establishing performance bonuses, the Committee tends to give greater weight to factors 2, 3 and 4 above and further believes that such performance bonuses are a key link between executive pay and stockholder value. During the fiscal year ending March 31, 2000, the Company established a bonus pool of $225,000, but has not yet awarded any bonuses to any employees. The measures chosen by the Committee to evaluate the Company's performance may vary from year to year depending on the particular facts and circumstances at the time.

     OPTION GRANTS. In establishing option grants or recommendations to the entire Board, the Committee tends to give greater weight to factors 2 and 3 above. The Committee believes that equity ownership by executive officers provides incentives to build stockholder value and aligns the interests of officers with the stockholders. The Committee typically recommends or awards a grant upon hiring executive officers, subject to a three-year vesting schedule. Options are granted at the current fair market price for the Company's Common Stock and, consequently, have value only if the price of the Common Stock increases over the exercise price for the period during which the option is exercisable. The size of the initial grant is usually determined with reference to the seniority of the officer, the contribution the officer is expected to make to the Company and comparable equity compensation offered by others in the industry. The Committee believes that such option grants provide incentives for executive officers to remain with the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Committee reviews the performance of the Chief Executive Officer at least annually. When the Committee entered into an employment agreement with Don
M. Jackson, Jr. on June 7, 1999, the Compensation Committee reviewed data from a survey of salaries for companies comparable in size, products and industry and considered the Company's earnings and financial position. Based on this criteria, the Compensation Committee set Don Jackson's salary at $225,000, with a $650 per month auto allowance (net of taxes) and an opportunity to participate in future executive bonus plans. Prior to the June 7, 1999 employment agreement, Don Jackson was employed on an at-will basis and earned $89,100 in salary for the eight months he was acting as Chief Executive Officer of the Company during the fiscal year ending March 31, 1999.

     Compensation Committee Members during fiscal year ending March 31, 2000:

                   Maurice L. McGill      Don M. Jackson, Jr.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Maurice McGill, who is on the Compensation Committee, is a non-employee director of Prodeo. Don Jackson, who is also on the Compensation Committee, is the Chief Executive Officer and director of Prodeo.

                              CERTAIN TRANSACTIONS

     A shareholder of Prodeo and a related company advanced $388,000 to Prodeo of which $76,698 was outstanding as of March 31, 2000. There is no interest payable on this loan. The Company plans to pay this debt in August 2000.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth, with respect to the fiscal year ended March 31, 2000, compensation awarded to, earned by or paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers who earned over $100,000 in total compensation who were serving as executive officers at March 31, 2000. No compensation information exists for the fiscal years ending March 31, 1998 as the Company began operations in July 1998.

                                                                            LONG-TERM
                                                                           COMPENSATION
                                              ANNUAL COMPENSATION             AWARDS
                                     ------------------------------------  ------------
                                                                            SECURITIES
                                                             OTHER ANNUAL   UNDERLYING    ALL OTHER
NAME AND PRINCIPAL                                           COMPENSATION  OPTIONS/SARS  COMPENSATION
POSITION                      YEAR   SALARY ($)   BONUS ($)      ($)           (#)           ($)
--------                      ----   ----------   ---------  ------------  ------------  ------------
Don M. Jackson, Jr.           2000    225,000         0           0             0             0
  Director, President and     1999     89,100 (1)     0           0             0             0
  Chief Executive Officer

                                                                            LONG-TERM
                                                                           COMPENSATION
                                              ANNUAL COMPENSATION             AWARDS
                                     ------------------------------------  ------------
                                                                            SECURITIES
                                                             OTHER ANNUAL   UNDERLYING    ALL OTHER
NAME AND PRINCIPAL                                           COMPENSATION  OPTIONS/SARS  COMPENSATION
POSITION                      YEAR   SALARY ($)   BONUS ($)      ($)           (#)           ($)
--------                      ----   ----------   ---------  ------------  ------------  ------------
Kevin B. Jackson, Vice        2000    110,484         0           0             0             0
  President and Chief Legal
  Administrative Officer

Paul Jackson, Vice            2000    132,716         0           0             0             0
  President

----------
(1) Salary listed reflects the partial year salary earned by Don Jackson since August 1, 1998. Don Jackson's annual salary for the fiscal year ending March 31, 2000 is $225,000.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

     No stock options were granted during the last fiscal year to the executive officers named in the Summary Compensation Table. Consequently, no Option/SAR Grant table is being provided.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

     Because none of the executive officers named in the Summary Compensation Table had been granted any options, no options were exercised during the last fiscal year and no Aggregate Option/SAR Exercises or FY-End Option/SAR Values table is being provided.

                EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT,
                       AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company has entered into employment agreements with each of Don Jackson (for Chief Executive Officer, effective June 7, 1999), Kevin B. Jackson (for Vice President and Chief Legal and Administrative Officer, June 14, 1999) and Paul Jackson (for Vice President effective March 27, 2000). The Employment Agreements provide that Don Jackson shall receive an annual salary of $225,000 and Kevin Jackson and Paul Jackson each shall receive an annual salary of $135,000. Bonuses shall be determined annually by the Board of Directors. The Company may terminate each employee's employment with cause, in which case the Company shall be obligated to pay such employee's salary through the date of termination. If the Company terminates Don Jackson's or Kevin B. Jackson's employment without cause, Don Jackson and Kevin B. Jackson are entitled to their salaries for the remaining term of their contract, an additional three years salary and full vesting of all non-vested options (which shall have "piggyback" registration rights for 10 years). If the Company terminates Paul Jackson's employment without cause, Paul Jackson is entitled to his salary for the remaining term of the contract, full vesting of all nonvested options and an additional five years salary if there is less than one year remaining on the current term of his employment agreement or an additional four years salary if there is more than one year remaining on the current term of his employment agreement. In addition, Don Jackson, Kevin Jackson and Paul Jackson will receive medical insurance and other employee benefits for a period of three years. As of July 30, 2000 the Company had not entered into any other employment contracts with its executive officers.

     Under the employment agreements for Don Jackson and Kevin B. Jackson, upon the occurrence of a merger in which the Company is not the surviving entity, an acquisition or take over by another entity, 100 percent of all unvested options will vest and the employment contract will automatically renew for five years. Under the employment agreement for Paul Jackson, upon the occurrence of a merger in which the Company is not the surviving entity, an acquisition or take over by another entity, 100 percent of all unvested options, will vest and the employment contract will automatically renew for four years.

      PROPOSAL 2: APPROVAL OF AMENDMENT TO BY-LAWS CREATING TWO CLASSES OF
                           STAGGERED BOARD MEMBERSHIPS

     The Board of Directors has proposed an amendment to Article 3.2(a) of the Company's by-laws which would have the affect of electing directors on a staggered basis. This would be accomplished by creating two classes of directorships, with each class of directors serving for a term of two years. A current Article 3.2(a) of the Company's by-laws allows the Board of Directors to fix the number of members on the Board, ranging between one and nine members. Each member of the Board currently serves a one year term and is up for election before the shareholders at every annual shareholder meeting. In addition, the shareholders may remove any member of the Board of Directors from his position if the majority of the quorum of votes, present, in person or by proxy at a properly called special shareholder meeting votes in favor of that director's removal.

     Under the proposed amendment to the Company's by-laws, the Company would have two classes, I and II, of directors. Each class serving for a term of two years and elected to the Board of Directors by the shareholders on a staggered basis. The Board of Directors could determine the number to serve on the Board between three and nine members. Currently, the Board of Directors is made up of four members, two of which will be Class I Directors, and two of which will be Class II Directors. The Board has proposed that Messrs. Shunk and McGill be assigned the Class I Director positions, which term will end at the next Annual Meeting of the Stockholders. Messrs. Jackson and Neff will fill the Class II Directorships, which term will end at the Annual Meeting of the Stockholders 2002. Upon creation of this two class board the shareholders' ability to remove a director from his position will be restricted as a shareholder will by statute only be able to be removed for cause by a vote of the shareholders at a properly held special shareholder meeting.

     The text of the current Article 3.2(a) of the Company's by-laws is attached as an exhibit to this proxy statement, along with a copy of the text of Article 3.2(a) as it is proposed to be revised. All other sections of the by-laws will remain the same without changes.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO
         THE BYLAWS CREATING TWO CLASSES OF STAGGERED BOARD MEMBERSHIPS.

                  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On May 2,2000, Prodeo dismissed its current accountants, McGladrey & Pullen, LLP, and hired Deloitte & Touche, LLP.

     The auditor's reports from McGladrey & Pullen, LLP for the Company's past fiscal year did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. McGladrey & Pullen became the Company's auditors for the fiscal year ending March 31, 1999.

     The decision to engage Deloitte & Touche, LLP was approved by the Audit Committee and the Board of Directors.

     During the Company's most recent fiscal year and the subsequent interim period preceding the change, there has been one disagreement with McGladrey & Pullen, LLP on a matter involving revenue recognition that was not resolved before McGladrey and Pullen, LLP's dismissal. The matter has been transferred to the Company's new accountants, Deloitte & Touche, LLP for their consideration. A transaction valued at approximately $690,000 involving the exchange of inventory owned by a third party for the Company's inventory was contemplated in the quarter ended March 31, 2000. McGladrey & Pullen, LLP disagreed with the Company's Chief Financial Officer desire to recognize the $690,000 as revenue. The Company indicated to McGladrey & Pullen, LLP that it would send all required documentation on this issue to its new accountants, Deloitte & Touche, LLP and would follow whatever recommendation it received from Deloitte & Touche, LLP. The Company had not received a recommendation on this matter at the time of McGladrey & Pullen, LLP's dismissal. The outstanding issue regarding the revenue recognition was not a factor in the dismissal of McGladrey & Pullen, LLP. The Company has authorized McGladrey & Pullen, LLP to respond fully to inquiries from Deloitte & Touche, LLP concerning this disagreement.

     Since the dismissal of McGladrey & Pullen, LLP, the Company has consulted with its new auditors about the revenue recognition matter and informed them that the inventory exchange was restructured and would not be completed until the following fiscal year. No revenues relating to the transaction have been recorded as of March 31, 2000. Should the exchange occur in the future, the Company has agreed to apply generally accepted accounting principles.

     Deloitte and Touche, LLP was given a copy of this disclosure prior to its filing and given the opportunity to furnish the Securities and Exchange Commission a letter containing any new information or clarification of this disclosure which it has determined was unnecessary.

                 PROPOSAL 3: APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Deloitte & Touche, L.L.P. as independent auditors to audit the financial statements of the Company for the fiscal year ending March 31, 2001 and recommends that stockholders vote FOR ratification of such appointment. In the event of a negative vote on such ratification, the Board will reconsider its selection.

     Deloitte & Touche, L.L.P. has audited the Company's financial statements annually since May 2, 2000. Its representatives are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
     OF THE APPOINTMENT OF DELOITTE & TOUCHE, L.L.P. AS INDEPENDENT AUDITORS

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted at the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's Annual Meeting for the fiscal year ending March 31, 2001 must be received by the Company no later than April 4, 2001 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Additionally, if a stockholder wishes to present to the Company an item for consideration as an agenda item for a meeting, he must timely give notice to the Secretary and give a brief description of the business desired to be discussed. To be timely for the 2000 Annual Meeting, such notice must be delivered to or mailed to and received by the Company no later than 5:00 p.m. local time on June 19, 2000.

July 31, 2000                                             THE BOARD OF DIRECTORS

                                   Exhibit A.
                                 Original Bylaws

                              3. BOARD OF DIRECTORS

     3.2. Election of Directors.

               (a) Number, Qualification and Term of Office. The authorized number of directors of the Corporation shall be fixed from time to time by the Board of Directors, but will not be less than one nor more than nine. The exact number of directors shall be determined from time to time by a resolution duly adopted by a majority of the whole Board of Directors. Directors need not be shareholders and may succeed themselves.

               (b) Resignation. Any director may resign from the Board of Directors at any time by giving written notice to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or if the time when such resignation shall become effective shall not be so specified, then such resignation shall take effect immediately upon its receipt by the Secretary; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

               (c) Nomination of Directors. Candidates for director of the Corporation shall be nominated only either by:

                    (i) the Board of Directors or a committee appointed by the Board of Directors, or

                    (ii) nomination at any shareholders' meeting by or on behalf of any shareholder entitled to vote at it; provided, that written notice of such shareholder's intent to make such nomination or nominations must be given, either by personal delivery or by United States certified mail, postage prepaid, to the Secretary of the Corporation not later than (l) with respect to an election to be held at an annual meeting of the shareholders, 20 days in advance of such annual meeting, and (2) with respect to an election to be held at a special meeting of the shareholders for the election of directors, the close of business on the 15th day following the date on which notice of such special meeting is first given to the shareholders entitled to vote at it. Each such notice by a shareholder must set forth: (l) the name and address of the (A) shareholder who intends to make the nomination and (B) person or persons to be nominated; (2) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (4) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy or information statement filed with the Securities and Exchange Commission pursuant to the proxy rules promulgated under the Securities Exchange Act of 1934, as amended, or any successor statute thereto, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (5) the manually signed consent of each nominee to serve as a director of the Corporation if so elected. The presiding officer of the meeting of the shareholders may refuse to acknowledge the nominee of any person not made in compliance with the foregoing procedure.

               (d) Vacancies. Vacancies and new directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by the sole remaining director. Directors chosen as described in this Section 3.2(d) will hold office until their successors are duly elected at the annual meeting and qualified. If no directors are in office, an election may be held as provided by statute.

                                   Exhibit B.
                           Proposed revision to Bylaws

                              3. BOARD OF DIRECTORS

3.2  Election of Directors.

(a) Classification and Terms of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors consisting of not less than two directors nor more than nine directors, the exact number of directors to be determined from time to time by resolution adopted by the Board of Directors. The directors need not be shareholders and may succeed themselves. The directors shall be divided into two classes, designated Class I and Class II. Each class shall consist, as nearly as may be possible, of one-half of the total number of directors constituting the entire Board of Directors. The terms of the initial Class I directors shall terminate on the date of the first annual meeting of stockholders held after the effective date of this Article 3.2. At each annual meeting of stockholders beginning with the first annual meeting held after the effective date of this Article 3.2, successors to the class of directors whose term expires at that annual meeting shall be elected for a two-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining terms of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors, howsoever resulting (including without limitation newly created directorships), may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected.

     Any or all of the directors of the Corporation may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation then entitled to vote generally in the election of directors.

                                   Exhibit C.
                            Audit Committee Charter.

                            PRODEO TECHNOLOGIES, INC.
                             AUDIT COMMITTEE CHARTER

     The Board of Directors of Prodeo  Technologies,  Inc.  (the  "Corporation")
hereby   constitutes   and   establishes  an  Audit  Committee  with  authority,
responsibility, and specific duties as described below.

COMPOSITION

     The Audit Committee shall be comprised of two or more directors, at least a majority of which are independent directors. For this purpose, "independent director" shall mean a person other than an officer or employee of the Corporation or its subsidiaries or any other individual having a relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. One of the members shall be appointed Committee Chairman by the Board of Directors.

AUTHORITY

     The Audit Committee is granted the authority to investigate any activity of the Corporation, and all employees are directed to cooperate as required by members of the Committee. The Committee is empowered to retain persons having special competence, such as counsel, auditors or other advisors, as necessary to assist the Committee in fulfilling its responsibility.

RESPONSIBILITY

     The Audit Committee is intended to serve as focal point for communication between non- Committee directors, the Corporation's independent accountants and the Corporation's management as their duties relate to financial accounting, reporting and controls. The Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of the Corporation and all subsidiaries and the sufficiency of auditing relative thereto. It is to be the Board's principal agent in confirming and assuring the independence of the Corporation's independent accountants, the integrity of management, and the adequacy of disclosures to shareholders. However, the opportunity for the independent accountants to meet with the entire Board of Directors as needed is not to be restricted.

MEETINGS

     The Audit Committee is to meet at least two times per year, and as many other times as that Committee deems necessary.

ATTENDANCE

     At least a majority of the members of the Audit Committee are to be present at all meetings. As necessary or desirable, the Chairman may request that members of management and representatives of the independent accountants be present at meetings of the Committee.

MINUTES

     Minutes of each meeting are to be prepared and sent to Committee members and Corporation directors who are not members of the Committee. If the Secretary of the Corporation has not taken the minutes, they should be sent to him or her for permanent filing.

SPECIFIC DUTIES

     The Audit Committee is to:

     1. Inform the independent accountants and management that the independent accountants and the Committee may communicate with each other at all times; and the Committee Chairman may call a meeting whenever he deems it necessary.

     2. Review with the Corporation's management, independent accountants, the Corporation's general policies and procedures to reasonably assure the adequacy of internal accounting and financial reporting controls.

     3. Have familiarity, through the individual efforts of its members, with the accounting and reporting principles and practices applied by the Corporation in preparing its financial statements. Further, the Committee is to make, or cause to be made, all necessary inquiries of management and the independent accountants concerning established standards of corporate conduct and performance, and deviations therefrom.

     4. Review, prior to the annual audit, the scope and general extent of the independent accountants' audit examination, including their engagement letter. The auditor's fees are to be arranged with management, and annually summarized for Committee review. The Committee's review should entail an understanding from the independent accountants of the factors considered in determining the audit scope, including:

          -    Industry and business risk characteristics of the Corporation

          -    External reporting requirements

          - Materiality of the various segments and/or classes of services of the Corporation's consolidated and non-consolidated activities

          -    Quality of internal accounting controls

          -    Extent of involvement of internal audit in the audit examination

          -    Other areas to be covered during the audit engagement

     5. Review the extent of nonaudit services provided by the independent accountants in relation to the objectivity needed in the audit.

     6.   Review  with   management  and  the  independent   accountants,   upon
          completion of their audit, financial results for the year. This review is to encompass:

          - The Corporation's annual report to shareholders and Form 10-K, including the financial statements, and financial statement schedules and supplemental disclosures required by generally accepted accounting principles and the Securities and Exchange Commission's Regulation S-X

          - Significant transactions not a normal part of the Corporation's operations

          - Changes, if any, during the year in the Corporation's accounting principles or their application

          -    Significant adjustments proposed by the independent accountants

     7. Evaluate the cooperation received by the independent accountants during their audit examination, including their access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which if not satisfactorily resolved would have caused them to issue a nonstandard report on the Corporation's financial statements. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Corporation's needs.

     8.   Discuss  with  the   independent   accountants   the  quality  of  the
          Corporation's financial and accounting personnel, and any relevant recommendations which the independent accountants may have (including those in their "letter of comments and recommendations"). Topics to be considered during the discussion include improving internal financial controls, the selection of accounting principles and management reporting systems. Review written responses of management to "letter of comments and recommendations" from the independent accountants.

     9. Discuss with Corporation management the scope and quality of internal accounting and financial reporting controls in effect.

     10.  Apprise  the  Board  of   Directors,   through   minutes  and  special
          presentations as necessary, of significant developments in the course of performing the above duties.

     11. Review the Committee's charter annually and recommend to the Board of Directors any appropriate extensions or changes in the duties of the Committee.

     12. Review and recommend to the Board of Directors the independent accountants to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries, and provide a written summary of the basis for any recommendations. Review and approve the compensation of the independent accountants. Review and approve the discharge of the independent accountants.

     13. Conduct an appropriate review of all related party transactions with the Corporation on an ongoing basis and review potential conflict of interest situations where appropriate.

     14.  On  an  annual  basis,   review  and  discuss  with  the   independent
          accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

                         PROXY PRODEO TECHNOLOGIES, INC.
                             1817 WEST FOURTH STREET
                              TEMPE, ARIZONA 85281


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Dr. Don M. Jackson and Paul Jackson as Proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Prodeo Technologies, Inc. held of record by the undersigned on July 10, 2000, at the Annual Meeting of Stockholders to be held on August 28, 2000 or any adjournment thereof.

Item 1. ELECTION OF DIRECTORS

        Nominees:  Dr. Don M. Jackson, Jr., Maurice L. McGill,
                   Dr. Daniel L. Shunk, and Howard R. Neff.

        Dr. Don M. Jackson, Jr.  [ ] FOR NOMINEE   [ ] WITHHOLD VOTE FOR NOMINEE

        Maurice L. McGill        [ ] FOR NOMINEE   [ ] WITHHOLD VOTE FOR NOMINEE

        Dr. Daniel L. Shunk      [ ] FOR NOMINEE   [ ] WITHHOLD VOTE FOR NOMINEE

        Howard R. Neff           [ ] FOR NOMINEE   [ ] WITHHOLD VOTE FOR NOMINEE


                                                     FOR     AGAINST     ABSTAIN
Item 2. APPROVAL OF AMENDMENT TO BY-LAWS             [ ]       [ ]         [ ]
CREATING TWO CLASSES STAGGERED BOARD
MEMBERSHIPS

Item 3. APPOINTMENT OF INDEPENDENT AUDITORS          [ ]       [ ]         [ ]

Item 4. In their discretion, the Proxies are         [ ]       [ ]         [ ]
authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
                 DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
       IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES.

     Please sign exactly as name appears below. When shares are held by more than one owner, all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

                                              Dated: ________________, 2000
     ------------------------------------
     Signature

     ------------------------------------
     Signature
     NOTE: Please be sure to date this Proxy.